Cash and cash equivalents	12 Months Ended
Dec. 31, 2023
Cash and cash equivalents [abstract]
Cash and cash equivalents	21 Cash and cash equivalents

	2023 £m	2022 £m
Cash and bank balances	3,247	3,116
Cash equivalents	1,412	330
	4,659	3,446
The carrying value of cash and cash equivalents approximates their fair value.
Cash and cash equivalents are denominated in the functional currency of the subsidiary undertaking or other currencies as shown below:

	2023 £m	2022 £m
Functional currency	4,147	2,979
US dollar	373	207
Euro	81	129
Other currencies	58	131
	4,659	3,446
In the Group cash flow statement, net cash and cash equivalents are shown after deducting bank overdrafts and accrued interest where applicable, as follows:

	2023 £m	2022 £m
Cash and cash equivalents as above	4,659	3,446
Less overdrafts and accrued interest	(142)	(109)
Net cash and cash equivalents	4,517	3,337
Cash and cash equivalents also include £38 million (2022: £34 million) of cash that is held as a hedging instrument.
Accrued interest of £39 million (2022: £3 million) is primarily due to high cash and cash equivalent balances in certain markets, including
Brazil, where accumulated cash is temporarily higher than normal due to the recognition of tax credits, as explained in note 17, being offset against tax liabilities payable.
Restricted cash
Cash and cash equivalents include restricted amounts of £1,904 million (2022: £1,411 million) due to subsidiaries in CCAA protection
(note 32), as well as £392 million (2022: £324 million) principally due to exchange control restriction